AMENDMENT NO. 2 TO SUPPLY AGREEMENT

     This Amendment No. 2 to Supply Agreement (this “Amendment”) is effective as of October 12, 2007, by and between Hoku Materials, Inc., a Delaware corporation (“HOKU”), and SANYO Electric Co., Ltd., a Japanese corporation (“SANYO”).

RECITALS

     Whereas, Hoku Scientific, Inc. (“Hoku Scientific”) and SANYO are parties to that certain Supply Agreement dated as of January 17, 2007, as amended pursuant to that certain Amendment No. 1 to Supply Agreement dated as of May 18, 2007 (together, the “Supply Agreement”); and

     Whereas, Hoku Scientific, Inc., has assigned all of its right, title and interest in the Supply Agreement to HOKU, its wholly-owned subsidiary, pursuant to that certain Assignment and Assumption Agreement dated as of September 5, 2007 by and between Hoku Scientific and HOKU; and

Whereas, HOKU and SANYO desire to amend the Supply Agreement as hereinafter set forth:

     Now, therefore, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, HOKU and SANYO agree as follows:

AGREEMENT

1. Definitions. Capitalized terms not otherwise defined herein shall have the meaning set forth in the Supply Agreement.

2. Amendment of Section 9.4(b). Section 9.4(b) of the Supply Agreement is hereby amended to read as follows:

(b) HOKU is unable to complete the Financing on or before December 31, 2007.

3. Integration. Except for the amendments specifically set forth above, the terms of the Supply Agreement shall continue in full force and effect and survive the execution and effectiveness of this Amendment.

[Signature Page Follows]

HOKU Initials & Date:

SANYO Initials & Date:

In Witness Whereof, HOKU and SANYO have executed this Amendment No. 2 to Supply Agreement as of the date first set forth above.

“SANYO”		“HOKU”

SANYO Electric Co., Ltd.		Hoku Materials, Inc.

By:	/s/ Tadao Shimada	By:	/s/ Dustin Shindo

Name:	Tadao Shimada	Name:	Dustin Shindo
Title:	Senior Vice President	Title:	Chief Executive Officer

HOKU Initials & Date: /s/ DS

SANYO Initials & Date: /s/ TS